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Exhibit 10.2

                   AMENDMENT TO SECURITIES PURCHASE AGREEMENT

     THIS AMENDMENT TO THE SECURITIES PURCHASE AGREEMENT (this "Amendment"),
                                                                ---------
dated as of September 28, 2001, is entered into by and between Crescent International Ltd. (the "Investor"), an entity organized and existing under the
                         --------
laws of Bermuda, and Dauphin Technology, Inc., a corporation organized and existing under the laws of the State of Illinois (the "Company").
                                                       -------

     WHEREAS, the Investor and the Company have entered into a Securities Purchase Agreement, dated as of September 28, 2001 (the "Purchase Agreement"),
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pursuant to which the Company shall issue and sell to the Investor, from time to time as provided therein, and the Investor shall purchase, up to $10,000,000 worth of securities, including (i) shares of Common Stock, (ii) an Initial Convertible Note in the principal amount of $2,500,000 and (iii) Subsequent Convertible Notes; and

     WHEREAS, the Investor and the Company have reached an agreement regarding revisions to the Purchase Agreement and now wish to amend the Purchase Agreement to reflect such agreement.

     NOW, THEREFORE, in consideration of the mutual terms, conditions and other agreements set forth herein, the Investor and the Company hereby agree as follows:

          1. Capitalized terms used herein and not otherwise defined (including in the Recitals hereto) shall have the meanings set forth in the Purchase Agreement.

2.   The Purchase Agreement is hereby amended by deleting Section 2.1(d) in its entirety and adding the following language as a new Section 2.1(d):
     (d)  Incentive Warrants. In partial consideration for the Investor entering
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     into this Agreement, on the Subscription Date, the Company shall issue and deliver to the Investor the Initial Incentive Warrant for the purchase of such number of shares of Common Stock and with an exercise price as described in such Initial Incentive Warrant. In addition, on the Closing Date on which the aggregate amount of all securities issued and sold to the Investor by the Company pursuant to this Agreement, including the amount of securities to be issued and sold to the Investor on such Closing Date, equals or exceeds $5,000,000, the Company shall issue and deliver to the Investor the Subsequent Incentive Warrant for the purchase of such number of shares of Common Stock and with an exercise price as described in such Subsequent Incentive Warrant.

3. The Purchase Agreement is hereby amended by deleting Section 1.16 in its entirety and adding the following language as a new Section 1.16:
     "Initial Incentive Warrant" shall mean the Initial Incentive Warrant in the
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     form of Exhibit C hereto issued pursuant to Section 2.1(d) of this
     Agreement, together with any new or replacement warrant issued in accordance with the terms of the Initial Incentive Warrant.

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4.   The Purchase Agreement is hereby amended by adding the following language as a new Section 1.63 and a new Section 1.64:
     1.63  "Subsequent Incentive Warrant" shall mean the Subsequent Incentive
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     Warrant in the form of Exhibit L hereto issued pursuant to Section 2.1(d)
     of this Agreement, together with any new or replacement warrant issued in accordance with the terms of the Subsequent Incentive Warrant.

     1.64  "Incentive Warrants" shall mean the Initial Incentive Warrant and the
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     Subsequent Incentive Warrant.

           5. The Purchase Agreement is hereby amended by replacing, in the second recital, "an Incentive Warrant" in the second line and "such Incentive Warrant" in the last line with "Incentive Warrants" and "such Incentive Warrants", respectively.

           6.  The Purchase Agreement is hereby amended by replacing:

     (i) in Sections 1.17 and 1.61, "Incentive Warrant" at the end of each such Section with "Incentive Warrants";

           (ii) in Section 6.2(i), "Incentive Warrant" with "Incentive Warrants"; and

     (iii) in Section 6.14(iii), "Incentive Warrant" with "Incentive Warrants" each time it appears in such Section.

           7.   The Purchase Agreement is hereby amended by replacing, in
Section 2.4(a)(ii), "Incentive Warrant" with "Initial Incentive Warrant".

     8. The Purchase Agreement is hereby amended by adding Exhibit L (Form of Subsequent Incentive Warrant) in the form attached hereto as an exhibit to the Purchase Agreement.

     9. Except as specifically amended hereby, the Purchase Agreement is ratified and confirmed and shall remain in full force and effect in accordance with its terms.

     10. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     11. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                          CRESCENT INTERNATIONAL LTD.

                          By:_________________________________________

                          Name:_______________________________________

                          Title:______________________________________



                          DAUPHIN TECHNOLOGY, INC.


                          By:_________________________________________

                          Name:_______________________________________

                          Title:______________________________________